Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2020	Sep. 30, 2019	Sep. 30, 2020	Sep. 30, 2019
Numerator:
Net income attributable to Textainer Group Holdings Limited common shareholders	$ 16,952	$ 10,578	$ 28,562	$ 27,942
Weighted average shares outstanding (in thousands):
Weighted average common shares outstanding - basic	52,514	57,503	54,221	57,493
Dilutive share options and restricted share units	199	95	96	93
Weighted average common shares outstanding - diluted	52,713	57,598	54,317	57,586
Net income attributable to Textainer Group Holdings Limited common shareholders per share:
Basic	$ 0.32	$ 0.18	$ 0.53	$ 0.49
Diluted	$ 0.32	$ 0.18	$ 0.53	$ 0.49
Share options and restricted share units excluded from the computation of diluted EPS because they were anti-dilutive	1,553	1,783	2,009	1,801